THE GLENMEDE FUND, INC.
Registration No. 811-5577
FORM N-SAR
Semi-Annual Period Ended April 30, 2015

Item 77Q1: Exhibits.

(b)	Revisions to the investment strategy of the International Portfolio is incorporated herein by reference to Registrant’s Post-Effective Amendment No. 73 filed with the Commission on February 27, 2015.